UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	59-3778247
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 10.1
Exhibit 10.2
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported, on March 16, 2010, Virgin Media Inc. (the “Company”) and certain of its subsidiaries, including Virgin Media SFA Finance Limited (“VM SFA”), VMIH Sub Limited (“VM Sub”), Virgin Media Finance PLC (“VM FinanceCo”) and Virgin Media Investment Holdings Limited (“VMIH”), entered into a senior facilities agreement (the “Senior Facilities Agreement”) under which Deutsche Bank AG, London Branch, BNP Paribas London Branch, Bank of America, N.A., Crédit Agricole Corporate and Investment Bank, GE Corporate Finance Bank SAS, Goldman Sachs Lending Partners LLC, J.P. Morgan Chase Bank, N.A. London Branch, Lloyds TSB Bank plc, The Royal Bank of Scotland plc and UBS Limited have agreed to make available to certain subsidiaries of the Company a term loan A facility (“Tranche A”) in an aggregate principal amount of £1.0 billion and a revolving credit facility ( the “RCF”) in an aggregate principal amount of £250 million. On April 12, 2010, a term loan B facility (“Tranche B”) in an aggregate principal amount of £675 million was added to the Senior Facilities Agreement by way of an accession deed (the “Accession Deed”) between VMIH and Deutsche Bank AG, London Branch. Tranche B has been syndicated to a group of lenders.

On April 12, 2010, VM SFA and VMIH Sub issued drawdown notices under the Senior Facilities Agreement, pursuant to which Tranche A and Tranche B will be drawn down in full on April 19, 2010 (the “Closing Date”). All amounts outstanding under the Company’s previous senior facilities agreement dated March 3, 2006 (as amended and restated from time to time) will be repaid in full on or about the Closing Date using the proceeds of Tranche A and Tranche B. The RCF will be drawn down in part on the Closing Date and will be available to finance ongoing working capital requirements and general corporate purposes from time to time.

Virgin Media also intends to redeem the full outstanding balance of VM FinanceCo’s senior notes due 2014 (the “2014 Notes”) using cash from its balance sheet. The 2014 Notes were issued in April 2004 and comprise U.S. dollar denominated 8.75% senior notes due 2014 with a principal amount outstanding of $89,324,000 (the “2014 Dollar Notes”), sterling denominated 9.75% senior notes due 2014 with a principal amount outstanding of £78,814,543 (the “2014 Sterling Notes”), and euro denominated 8.75% senior notes due with a principal amount outstanding of €47,288,726 (the “2014 Euro Notes”). The redemption price will be 102.917% of the principal amount of the 2014 Dollar Notes and the 2014 Euro Notes and 103.250% of the principal amount of the 2014 Sterling Notes.

On April 12, 2010, VM FinanceCo sent redemption notices to the holders of the 2014 Notes, pursuant to which VM FinanceCo will redeem the full outstanding principal amount of 2014 Notes on May 12, 2010. The redemption notices are attached as Exhibits 99.1, 99.2 and 99.3 and incorporated herein by reference.

A press release issued by the Company in connection with the transactions described above is attached as Exhibit 99.4 and incorporated herein by reference.

Description of the Senior Facilities Agreement

Principal Repayment

The final maturity date of Tranche A and the RCF is June 30, 2015 and the final maturity date of Tranche B is December 31, 2015. The principal repayment schedule for the term facilities under the Senior Facilities Agreement is (in millions):

Date	Amount
Tranche A
June 30, 2011	£150.0
June 30, 2012	175.0
June 30, 2013	200.0
June 30, 2014	200.0
June 30, 2015	275.0
Tranche B
December 31, 2015	675.0
Total	£1,675.0

Mandatory Prepayments

The outstandings under the Senior Facilities Agreement must be prepaid in certain circumstances by certain amounts, including:

•                  subject to an aggregate prepayment threshold amount, 50% of excess cash flow in each financial year, which percentage may be reduced to 25% or 0% if certain leverage ratios are met;

•                  subject to an aggregate prepayment threshold, 50% of the net cash proceeds of any issuance of equity greater than £10 million subject to customary exceptions, which percentage may be reduced to 25% or 0% if certain leverage ratios are met;

•                  from the net proceeds of insurance claims subject to an aggregate prepayment threshold amount, other minimum thresholds and customary exceptions;

•                  from the net proceeds of certain asset disposals subject to an aggregate prepayment threshold amount, other minimum thresholds and customary exceptions; and

•                  from the net proceeds of certain actions (including a sale, spin-off or distribution) taken with respect to all or part of the Company’s content division in excess of £200 million subject to minimum thresholds and customary exceptions.

In addition, the outstandings under the Senior Facilities Agreement must be repaid and all commitments will be cancelled upon the occurrence of a change of control.

Interest Margins

The annual rate of interest payable under the Senior Facilities Agreement is the sum of (i) the London Intrabank Offer Rate (LIBOR), plus (ii) the applicable interest margin and (iii) the applicable cost of complying with any mandatory costs requirement.

The applicable interest margin for Tranche A and the RCF depends upon the total net leverage ratio of the bank group (which comprises VMIH and most of its subsidiaries, and certain other operating companies which are subsidiaries of the Company but not of VMIH) then in effect as set forth below:

Leverage Ratio	Margin
Greater than 3.75:1.00	3.50%
Equal to or less than 3.75:1.00 but greater than 3.25:1.00	3.25%
Equal to or less than 3.25:1.00 but greater than 2.75:1.00	3.00%
Equal to or less than 2.75:1.00	2.75%

The applicable interest margin for Tranche B is 3.75%.

Guarantees; Security

The security granted in respect of the Senior Facilities Agreement on the Closing Date will include substantially all of the assets of the bank group. The Senior Facilities Agreement requires that members of the bank group which generate not less than 80% of the consolidated operating cash flow of the bank group (excluding the consolidated net income attributable to any joint venture) in any financial year guarantee the payment of all sums payable under the Senior Facilities Agreement and such members are required to grant first-ranking security over all or substantially all of their assets to secure the payment of all sums payable under the Senior Facilities Agreement. Virgin Media Finance PLC has also provided a guarantee for the payment of all sums payable under the Senior Facilities Agreement and has secured its obligations under that guarantee by granting security over its interest in the intercompany debt owed to it by its direct subsidiary VMIH and over all of the shares in VMIH.

Financial Maintenance Covenants

The Senior Facilities Agreement contains the following financial covenant ratios:

•                  Consolidated net debt to consolidated operating cashflow, referred to as the Leverage Ratio; and

•                  Consolidated operating cashflow to consolidated total net cash interest payable, referred to as the Interest Coverage Ratio.

The minimum required ratios are outlined below:

Quarter Date	Leverage Ratio	Interest Coverage Ratio
30 June 2010	4.85:1.00	2.50:1.00
30 September 2010	4.80:1.00	2.55:1.00
31 December 2010	4.70:1.00	2.65:1.00
31 March 2011	4.60:1.00	2.75:1.00
30 June 2011	4.40:1.00	2.80:1.00
30 September 2011	4.35:1.00	2.85:1.00
31 December 2011	4.30:1.00	2.95:1.00
31 March 2012	4.25:1.00	3.00:1.00
30 June 2012	4.10:1.00	3.05:1.00
30 September 2012	4.10:1.00	3.10:1.00
31 December 2012	4.10:1.00	3.10:1.00
31 March 2013	4.05:1.00	3.15:1.00
30 June 2013	3.85:1.00	3.20:1.00
30 September 2013	3.80:1.00	3.25:1.00
31 December 2013	3.80:1.00	3.35:1.00
31 March 2014	3.75:1.00	3.45:1.00
30 June 2014	3.55:1.00	3.55:1.00
30 September 2014	3.55:1.00	3.70:1.00
31 December 2014	3.50:1.00	3.80:1.00
31 March 2015	3.50:1.00	3.95:1.00
30 June 2015	3.25:1.00	4.00:1.00
30 September 2015	3.25:1.00	4.00:1.00
31 December 2015	3.00:1.00	4.00:1.00

As shown in the table above, the required levels become more restrictive over time. As a result, the Company will need to continue to improve its operating performance over the next several years to meet these levels. Failure to meet these covenant levels would result in a default under the Senior Facilities Agreement.

Restrictions

The Senior Facilities Agreement significantly, and in some cases absolutely, restricts the ability of the members of the bank group to, among other things:

•              incur or guarantee additional indebtedness;

•              pay dividends or make other distributions, or redeem or repurchase equity interests or subordinated obligations;

•              make investments;

•                                          dispose of assets, including the capital stock of subsidiaries;

•                                          create liens;

•                                          enter into agreements that restrict the ability of the members of the bank group to make payments or other distributions in cash to other members of the bank group;

•                                          merge or consolidate or transfer all or substantially all of their assets; and

•                                          enter into transactions with affiliates.

Events of Default

The occurrence of events of default specified in the Senior Facilities Agreement entitle the lenders, after the expiry of any grace periods, as applicable, to cancel any undrawn portion of the facilities, require the immediate payment of all amounts outstanding under the facilities and enforce or direct the security trustee to enforce the security interests that have been granted. These events of default include, among other things:

•                  failure to make payments of principal or interest when due;

•                  breaches of representations;

•                  breaches of obligations and undertakings under the Senior Facilities Agreement or related finance documents, including failure to comply with financial covenants;

•                  cross-defaults to other indebtedness of any member of the group, subject to certain threshold amounts and other customary exceptions;

•                  the occurrence of insolvency contingencies affecting the Company, Virgin Media Finance PLC, any borrower under the Senior Facilities Agreement or any guarantor that is a material subsidiary;

•                  repudiation of the Senior Facilities Agreement or related finance documents;

•                  illegality; and

•                  the occurrence of any event or circumstance which would have a material adverse effect on the business, assets or financial condition of the obligors under the Senior Facilities Agreement taken as a whole or any obligor’s payment or other material obligations under the Senior Facilities Agreement or related finance documents.

The foregoing description of the Senior Facilities Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Senior Facilities Agreement and the Accession Deed, which are filed herewith as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01, including the Exhibits referred to therein, is incorporated by reference in this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d)                 Exhibits

10.1           Senior Facilities Agreement, dated 16 March 2010, as amended and restated on 26 March 2010, among Virgin Media Inc. as Ultimate Parent, Virgin Media Finance PLC as Parent, Virgin Media Investment Holdings Limited, Virgin Media Limited, Virgin Media Wholesale Limited, VMIH Sub Limited and Virgin Media SFA Finance Limited as Original Borrowers, BNP Paribas London Branch, Deutsche Bank AG, London Branch, Crédit Agricole Corporate and Investment Bank, GE Corporate Finance Bank SAS, Goldman Sachs International, J.P. Morgan PLC, Lloyds TSB Corporate Markets, Merrill Lynch International, The Royal Bank of Scotland plc and UBS Limited as Bookrunners and Mandated Lead Arrangers, Deutsche Bank AG, London Branch as Facility Agent, Deutsche Bank AG, London Branch as Security Trustee and the financial and other institutions named in it as Lenders.

10.2           B Facility Accession Deed, dated April 12, 2010, among Deutsche Bank AG, London Branch as Facility Agent, Deutsche Bank AG, London Branch as B Facility Lender and Virgin Media Investment Holdings Limited.

99.1           Redemption notice in respect of U.S dollar denominated senior notes due 2014, dated April 12, 2010.

99.2           Redemption notice in respect of sterling denominated senior notes due 2014, dated April 12, 2010.

99.3           Redemption notice in respect of euro denominated senior notes due 2014, dated April 12, 2010.

99.4           Press release, dated April 12, 2010, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2010	VIRGIN MEDIA INC.

	By:	/s/ Bryan H. Hall
Bryan H. Hall
Secretary

EXHIBIT INDEX

Exhibit	Description
10.1

Senior Facilities Agreement, dated 16 March 2010, as amended and restated on 26 March 2010, among Virgin Media Inc. as Ultimate Parent, Virgin Media Finance PLC as Parent, Virgin Media Investment Holdings Limited, Virgin Media Limited, Virgin Media Wholesale Limited, VMIH Sub Limited and Virgin Media SFA Finance Limited as Original Borrowers, BNP Paribas London Branch, Deutsche Bank AG, London Branch, Crédit Agricole Corporate and Investment Bank, GE Corporate Finance Bank SAS, Goldman Sachs International, J.P. Morgan PLC, Lloyds TSB Corporate Markets, Merrill Lynch International, The Royal Bank of Scotland plc and UBS Limited as Bookrunners and Mandated Lead Arrangers, Deutsche Bank AG, London Branch as Facility Agent, Deutsche Bank AG, London Branch as Security Trustee and the financial and other institutions named in it as Lenders.

10.2

B Facility Accession Deed, dated April 12, 2010, among Deutsche Bank AG, London Branch as Facility Agent, Deutsche Bank AG, London Branch as B Facility Lender and Virgin Media Investment Holdings Limited.

99.1	Redemption notice in respect of U.S dollar denominated senior notes due 2014, dated April 12, 2010.
99.2	Redemption notice in respect of sterling denominated senior notes due 2014, dated April 12, 2010.
99.3	Redemption notice in respect of euro denominated senior notes due 2014, dated April 12, 2010.
99.4	Press release, dated April 12, 2010, issued by Virgin Media Inc.